                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  DECEMBER 29, 2000

                          SOLOMON ALLIANCE GROUP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

        ARIZONA                        0-29973                  86-0843235
        -------                        -------                  -----------
(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)               File Number)            Identification No.)

   3025 WINDWARD PLAZA, SUITE 300 ALPHARETTA, GEORGIA                30005
--------------------------------------------------------        ----------------
       (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code)  770-753-3130




     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 29, 2000, Solomon Alliance Group, Inc. ("SAGE") acquired DRN, Inc. ("DRN") through a merger of a SAGE subsidiary into DRN. The purchase price is payable in shares of SAGE Common Stock. An aggregate of 500,000 shares of SAGE Common Stock was delivered at the closing of the transaction. The DRN shareholders will receive additional shares of SAGE Common Stock for a total value of up to $1,500,000 based on the net revenue of DRN as of June 30, 2001 and December 31, 2001. Additional "bonus" shares will be issued if DRN meets certain net revenue and gross margin goals. The exact amount of the purchase price and exact number of shares to be issued will be adjusted, in part, upon the performance of DRN following the acquisition. The purchase price was determined through arms' length negotiations among the parties.

         The DRN selling shareholders were Holger Dietze, Trevor Dearman, Sossina Tafari, Lijun Niu and Tyler Olkin. The selling shareholders are affiliated with Denwa Communications, Inc., with whom SAGE had previously executed a strategic alliance agreement. In addition, Mr. Dietze may, if he wishes, be named as a member of SAGE's Board of Directors following the completion of the merger, and Mr. Olkin was named SAGE's Vice President of Sales prior to the merger.

         David Shaheen, a consultant to SAGE, was named as a member of SAGE's Board of Directors prior to the merger.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                                    DRN, LLC

                              Financial Statements
                                       and
                          Independent Auditor's Report

                                December 22, 2000
                                       and
                                December 31, 1999

                                    CONTENTS

INDEPENDENT AUDITOR'S REPORT                                                                                    3

FINANCIAL STATEMENTS

 Balance Sheets                                                                                                 4

 Statements of Earnings and Members' Equity                                                                     5

 Statements of Cash Flows                                                                                       6

 Notes to Financial Statements                                                                               7 - 9

OTHER FINANCIAL INFORMATION

 INDEPENDENT AUDITOR'S REPORT ON PRO FORMA STATEMENTS                                                           11

 Pro Forma Condensed Combined Statements of Operations                                                          12

 Notes to Pro Forma Condensed Combined Statements of Operations                                            13 - 14

INDEPENDENT AUDITOR'S REPORT

Board of Directors and Stockholders
DRN, Inc.

We have audited the accompanying balance sheets of DRN, LLC as of December 22, 2000, and December 31, 1999, and the related statements of earnings and members' equity and cash flows for the periods ended December 22, 2000 and from August 1, 1999 (inception) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of DRN, LLC as of December 22, 2000, and December 31, 1999, the results of their operations and their cash flows for the periods ended December 22, 2000 and from August 1, 1999 (inception) through December 31, 1999, in conformity with generally accepted accounting principles.



/s/ STOKES & COMPANY, P.C.

STOKES & COMPANY, P.C.
Washington, D.C.

March 1, 2001

DRN, LLC
BALANCE SHEETS
DECEMBER 22, 2000 and DECEMBER 31, 1999

                                                            2000                1999
                                                            ----                ----
ASSETS

CURRENT ASSETS
  Cash                                                     $ 18,795            $  7,452
  Accounts receivable-trade (less allowance
    for doubtful accounts of $50,000 and $ -)                96,343              34,878
  Accounts receivable-related party                          92,804              23,999
  Other receivable                                            7,012               8,900
  Employee receivables                                            -                 500
  Inventory                                                  89,383              71,382
                                                           --------             -------
      Total current assets                                  304,337             147,111

Investment in GDC, LLC                                            -                   -

PROPERTY AND EQUIPMENT
  Equipment, net of accumulated
    depreciation of $273                                     59,197                   -
                                                           --------            --------
      Total assets                                         $363,534            $147,111
                                                           ========            ========

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
  Accounts payable-trade                                   $ 68,846            $ 53,498
  Accounts payable-related party                             37,034                   -
  Accrued expenses                                            4,270                   -
                                                           --------            --------
     Total current liabilities                              110,150              53,498

MEMBERS' EQUITY                                             253,384              93,613
                                                           --------            --------

     Total liabilities and members' equity                 $363,534            $147,111
                                                           ========            ========

The accompanying notes are an integral part of these financial statements.

DRN, LLC
STATEMENTS OF EARNINGS AND MEMBERS' EQUITY
PERIODS ENDED DECEMBER 22, 2000, AND FROM
AUGUST 1, 1999 (INCEPTION) THROUGH DECEMBER 22, 2000 and DECEMBER 31, 1999

                                                            2000                1999
                                                            ----                ----
REVENUE
 Sales
  Trade                                                   $  744,069           $  327,099
  Related party                                              899,591              425,099
                                                          ----------           ----------
     Net sales                                             1,643,660              752,198

COST OF MERCHANDISE SOLD                                   1,216,246              646,529
                                                          ----------           ----------

     Gross profit                                            427,414              105,669
                                                          ----------           ----------
EXPENSES
 Depreciation                                                    273                    -
 Management Fees                                              74,344                    -
 Selling, general and administrative                          28,026               12,056
 Provision for doubtful accounts                              50,000                    -
                                                          ----------           ----------
                                                             152,643               12,056
                                                          ----------           ----------

     Income from operations                                  274,771               93,613

OTHER INCOME AND EXPENSE
 Gain from investment in GDC, LLC                                  -               11,997
                                                          ----------           ----------

     Net income before income taxes                          274,771              105,610

Provision for income taxes                                         -                    -
                                                          ----------           ----------

     Net income                                              274,771              105,610

Members' Equity at beginning of period                        93,613                    -
     Contributions to capital                                      -                  300
     Distributions                                          (115,000)             (12,297)
                                                          ----------           ----------

Members' Equity at end of period                          $  253,384           $   93,613
                                                          ==========           ==========

The accompanying notes are an integral part of these financial statements.

DRN, LLC
STATEMENTS OF CASH FLOWS
PERIODS ENDED DECEMBER 22, 2000, AND FROM
AUGUST 1, 1999 (INCEPTION) THROUGH DECEMBER 22, 2000 and DECEMBER 31, 1999

                                                            2000                1999
                                                            ----                ----
CASH FLOWS FROM OPERATING ACTIVITIES
 Cash received from sales:
  Trade                                                   $  682,604           $  292,221
  Related party                                              830,786              401,100
 Payments to vendors, suppliers and employees             (1,327,577)            (685,869)
                                                          ----------           ----------
     NET CASH PROVIDED BY OPERATING ACTIVITIES               185,813                7,452
                                                          ----------           ----------

CASH FLOWS FROM INVESTING ACTIVITIES
 Purchase of property and equipment                          (59,470)                   -
 Purchase of investment in GDC, LLC                                -                 (300)
 Distributions on GDC, LLC investment                              -               12,297
                                                          ----------           ----------

     NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES        (59,470)              11,997
                                                          ----------           ----------
CASH FLOWS FROM FINANCING ACTIVITIES
 Contributed capital                                               -                  300
 Distributions                                              (115,000)             (12,297)
                                                          ----------           ----------

     NET CASH USED BY FINANCING ACTIVITIES                  (115,000)             (11,997)
                                                          ----------           ----------
     NET INCREASE IN CASH                                     11,343                7,452

     CASH at beginning of period                               7,452                    -
                                                          ----------           ----------

     CASH at end of period                                $   18,795           $    7,452
                                                          ==========           ==========
RECONCILIATION OF NET INCOME TO NET CASH
  PROVIDED BY OPERATING ACTIVITIES:
Net Income                                                $  274,771           $  105,610
  Less gain on investment                                          -              (11,997)
                                                          ----------           ----------
                                                             274,771               93,613
Adjustments to reconcile net income to net cash
 provided by operating activities:
 Depreciation and amortization                                   273                    -
 (Increase) decrease in assets:
  Accounts receivable-trade                                  (61,465)             (34,878)
  Accounts receivable-related party                          (68,805)             (23,999)
  Other receivables                                            1,888               (8,900)
  Employee receivables                                           500                 (500)
  Inventory                                                  (18,001)             (71,382)
 Increase (decrease) in liabilities:
  Accounts payable: trade                                     15,348               53,498
  Accounts payable-related party                              37,034                    -
  Accrued expenses                                             4,270                    -
                                                          ----------           ----------

     NET CASH PROVIDED BY OPERATING ACTIVITIES            $  185,813           $    7,452
                                                          ==========           ==========

The accompanying notes are an integral part of these financial statements.

DRN, LLC
Notes to Financial Statements
December 22, 2000, and December 31, 1999


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF ORGANIZATION

DRN, LLC. was organized in the Commonwealth of Virginia on August 1, 1999. The Company was organized for the purpose of becoming a value-added reseller of telecommunications equipment. The Company's primary market is comprised of entities formed by the Company's owners, and which would gain an advantage in pricing strategies by consolidating the purchasing process.

CASH AND CASH EQUIVALENTS

The Company considers deposits that can be redeemed on demand and investments that have original maturities of less than three months, when purchased, to be cash equivalents. As of December 22, 2000, and December 31, 1999, the Company had no cash equivalents.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts. The Company's estimate is based on historical collection experience and a review of the current status of trade accounts receivable. It is reasonably possible that the Company's estimate of the allowance for doubtful accounts will change. Accounts receivable are presented net of an allowance for doubtful accounts of $50,000 and $ - at December 22, 2000, and December 31, 1999, respectively.

INVENTORIES

Inventories are stated at the lower of cost (FIFO) or market. Inventories consist primarily of components and subassemblies of finished products held for sale. Rapid technological change and new product introductions and enhancements could result in excess or obsolete inventory. To minimize this risk, the Company evaluates inventory levels and expected usage, on a periodic basis, and records adjustments as required.

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost. Expenditures for major additions and improvements of $1,000 or more are capitalized and minor replacements, maintenance, and repairs are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. The Company uses other depreciation methods (generally accelerated) for tax purposes where appropriate. The estimated useful lives for significant property and equipment categories are as follows:

           Computers and Equipment             5 years

USE OF ESTIMATES

Preparing the Company's financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported

DRN, LLC
Notes to Financial Statements (Continued)
December 22, 2000, and December 31, 1999


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

USE OF ESTIMATES (CONTINUED)

amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INCOME TAXES

As a limited liability company, the Company's taxable income or loss is allocated to members in accordance with their respective percentage ownership. Therefore, no provision or liability for income taxes has been included in the financial statements.


NOTE B - DRN, INC.

On December 22, 2000, DRN, Inc. (the "Corporation"), was formed as a tax-free incorporation. The Company transferred its assets and liabilities to the Corporation on that date. These financial statements reflect all of the activity for the Company and the Corporation, since there was no financial activity for the Corporation between December 22, 2000 and December 29, 2000, the date of its acquisition by Solomon Alliance Group, Inc., as more fully described in Note D, below. The financial statements for the Company, which is the successor organization to the Corporation, are presented as effectively the financial statements for the Corporation, for purposes of this filing. On December 29, 2000, the balance sheet of DRN, Inc. would be the same as that of the Company with the exception being that members' equity would become stockholders' equity. Were this to be reflected in the balance sheet it would appear as follows:

STOCKHOLDERS' EQUITY
Common stock, $.01 par value, 1,000 shares
  authorized, issued, and outstanding                                       $         10

Additional paid in capital                                                       147,764

Retained earnings                                                                105,610
                                                                                 -------
                                                                                $253,384

NOTE C - INVESTMENTS

During 1999, the Company acquired a 30% interest in GDC, LLC for $300. Also, during 1999, the LLC returned $12,297 to the Company as a distribution. The excess distribution is reflected in the statements as a gain on this investment. The investment passed through a non-deductible loss for that year of $108,333. As of December 22, 2000 and December 31, 1999, the Company considers the investment to be worthless.


NOTE D - SUBSEQUENT EVENTS

The Company converted from a limited liability company to a C corporation on December 22, 2000. To effect the conversion, the Company formed a new corporation and transferred all of the assets and liabilities into the newly formed entity. The new corporation, DRN, Inc. (a Delaware Corporation), simultaneously issued 1,000 DRN, LLC Notes to Financial Statements (Continued) December 22, 2000, and December 31, 1999 shares of common stock, with a par value of $0.01 per share in exchange for each existing member's respective percentage ownership interest in DRN, LLC. The exchange has been recorded at the Company's historical carrying values on the date of conversion.

In addition to converting to a C corporation, on December 22, 2000, DNR, Inc. then merged into Solomon Acquisition Corp. ("SAC"), a wholly owned subsidiary of Solomon Alliance Group, Inc. ("SAGE"). The transaction is structured as a reverse triangular merger whereby DRN, Inc. emerges as the surviving entity. SAC acquired DRN, Inc. by issuing shares of SAGE Common Stock, thereby making SAGE the parent of the newly acquired DRN, Inc. subsidiary.

NOTE E - RELATED PARTY TRANSACTIONS

The Company has a corporate services agreement with Denwa Communications, Inc., an entity that is controlled by the Company's members who are also officers and directors. Under the terms of the agreement, the Company pays a fee to Denwa Communications, Inc. for various corporate support staff, and administrative services. The agreement initially required reimbursement for a staff person beginning April 10, 2000. An additional support person was added on September 1, 2000 for reimbursement and the agreement added an additional amount of 7.65% of salaries for payroll taxes and 2.75% of salaries for health and insurance expenses. At the same time an amount of $3,500 per month was added for use of the office space, the telephone and the receptionist's services. The fees totaled $70,798 in 2000.

The Company sells a substantial portion of its products to entities that are related through common stockholders or direct ownership interests of a material nature. During 2000 and 1999, the Company sold approximately $900,000 and $422,000 of products to these related entities. Trade receivables from related companies were $93,003 and $23,999 at December 22, 2000, and December 31, 1999, respectively. In addition to the sales, during 2000 the Company also purchased some product from these related parties and had accounts payable of $37,034 due them as of December 22, 2000. The activity is as follows:

                                      ----------- 2000 -----------                      ------ 1999 ------
                                                        Accounts       Accounts                      Accounts
Name of Related Entity                    Sales        Receivable       Payable        Sales        Receivable
                                      --------------  --------------  ------------  -------------  -------------
Denwa Communications, Inc                 $ 202,788         $ 4,872      $ 24,075          $   -          $   -
(Common Management Control)
F3 Data Comm, LLC                            $  205          $  199         $   -        $ 9,478         $  458
(50% control by Denwa Investors)
GDC, LLC                                  $ 350,594         $ 3,772      $ 12,959      $ 351,621       $ 18,614
(30% owned by DRN, LLC)
Int'l Data Solutions, LLC                 $ 202,971        $ 66,211         $   -        $ 8,049        $ 1,838
(Common Management Control)
Iredell Data Communications                 $23,563        $ 11,179         $   -        $ 3,089        $ 3,089
(50% control by Denwa Investors)
MET-TEL, LLC                              $ 119,470         $ 6,770         $   -        $49,970
(Common Management Control)

                           OTHER FINANCIAL INFORMATION

INDEPENDENT AUDITOR'S REPORT ON PRO FORMA STATEMENTS

Board of Directors and Stockholders
DRN, Inc.


We have examined the pro forma adjustments reflecting the acquisition of DRN, Inc. by Solomon Alliance Group, Inc. and Subsidiaries described in Note 1 and the application of those adjustments to the historical amounts in the accompanying pro forma condensed combined statements of operations of Solomon Alliance Group, Inc. for the years ended December 31, 2000, and 1999. The historical condensed financial statements are derived from the financial statements of DRN, LLC and Solomon Alliance Group, Inc. and Subsidiaries, both of which we audited. Such pro forma adjustments are based on management's assumptions as described in Note 2.

Our examination was conducted in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included such procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

The objective of this pro forma financial information is to show what the significant effects on the historical financial information might have been had the proposed acquisition occurred at an earlier date. However, the pro forma condensed financial statements are not necessarily indicative of the results of operations that would have been attained had the above-mentioned proposed acquisition actually occurred earlier.

In our opinion, management's assumptions provide a reasonable basis for presenting the significant effects directly attributable to the above-mentioned acquisition described in Note 1, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma column reflects the proper application of those adjustments to the historical financial statement amounts in the pro forma condensed combined statements of operations for the years ending December 31, 2000 and 1999.



Stokes & Company, P.C.
Washington, D.C.

March 1, 2001

PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2000 AND 1999

These pro forma statements should be read in conjunction with the historical financial statements used in their preparation.

                                                                              2000
                                                                              ----
                                                             Historical
                                                             ----------
                                                  Solomon
                                             Alliance Group, Inc.                         Pro Forma            Pro Forma
                                                & Subsidiaries         DRN, LLC          Adjustments           Combined
                                             --------------------      --------          -----------           ----------
REVENUE
 Net sales                                        $        -          $1,643,660         $        -            $1,643,660

COST OF MERCHANDISE SOLD                                   -           1,216,246                                1,216,246
                                                  -----------         ----------                               ----------

     Gross profit                                          -             427,414                                  427,414
                                                  -----------         ----------                               ----------
EXPENSES
 Interest                                              38,782                  -                                   38,782
 Depreciation and amortization                         85,104                273                                   85,377
 Salaries, taxes and benefits                               -                  -              94,500               94,500
 Management Fees                                            -             74,344             (74,344)                   -
 Selling, general and administrative                  572,211             28,026                                  600,237
 Provision for doubtful accounts                            -             50,000                                   50,000
                                                  -----------         ----------         -----------           ----------
                                                      696,097            152,643              20,156              868,896
                                                  -----------         ----------         -----------           ----------

     Income (loss) from continuing operations
     before non-recurring charges or credits
     directly attributable to the transaction     $  (696,097)        $  274,771         $   (20,156)           $(441,482)
                                                  ===========         ==========         ===========           ===========
BASIC EARNINGS (LOSS)
 PER COMMON SHARE:                                $     (0.03)        $     0.01                                $   (0.02)
                                                  ===========         ==========                               ===========
     Weighted average number of shares             20,944,908         21,444,908                                21,444,908

                                                                              1999
                                                                              ----
                                                             Historical
                                                             ----------
                                                  Solomon
                                             Alliance Group, Inc.                         Pro Forma            Pro Forma
                                                & Subsidiaries         DRN, LLC          Adjustments           Combined
                                             --------------------      --------          -----------           ----------
REVENUE
 Net sales                                        $    2,400          $  752,198         $         -           $  754,598

COST OF MERCHANDISE SOLD                               2,035             646,529                                  648,564
                                                  -----------         ----------                               -----------

     Gross profit                                         365            105,669                                  106,034
                                                  -----------         ----------                               -----------
EXPENSES
 Interest                                              72,254                  -                                   72,254
 Depreciation and amortization                         68,781                  -                                   68,781
 Salaries, taxes and benefits                               -                  -              39,375               39,375
 Management Fees                                            -                  -                                        -
 Selling, general and administrative                1,103,635             12,056                                1,115,691
 Provision for doubtful accounts                            -                  -                                        -
                                                  -----------         ----------         -----------           ----------
                                                    1,244,670             12,056              39,375            1,296,101
                                                  -----------         ----------         -----------           ----------

     Income (loss) from continuing operations
     before non-recurring charges or credits
     directly attributable to the transaction     $(1,244,305)        $   93,613         $  (39,375)           $(1,190,067)
                                                  ===========         ==========         ===========           ===========
BASIC EARNINGS (LOSS)
 PER COMMON SHARE:                                $     (0.08)        $     0.01                                $   (0.07)
                                                  ===========         ==========                               ===========
     Weighted average number of shares             15,313,956         15,813,956                                15,813,956

The accompany notes and auditor's report on pro forma condensed combined statements should read with these statements.

Solomon Alliance Group, Inc. and Subsidiaries and DRN, LLC
Notes to Pro Forma Condensed Combined Statements of Operations
Years ending December 31, 2000 and 1999


The pro forma condensed combined statements of operations is provided to show the potential effect on the financial statements of Solomon Alliance Group, Inc. and Subsidiaries ("SAGE") due to the acquisition of DRN, Inc. For purposes of these statements it is assumed that the event occurs as of the first day of SAGE's year.

1.       ACQUISITION OF DRN, INC.

         On December 22, 2000, DRN, LLC became DRN, Inc. (a Delaware Corporation) in a tax free exchange and then merged into Solomon Acquisition Corp. ("SAC"), a wholly owned subsidiary of Solomon Alliance Group, Inc. The transaction is structured as a reverse triangular merger whereby DRN, Inc. emerges as the surviving entity. SAC acquired DRN, Inc. by issuing shares of SAGE thereby making SAGE the parent of the newly acquired DRN, Inc.
         subsidiary.

         In accordance with the agreement, SAC first acquired all the outstanding share of DRN, Inc. by exchanging rights to receive shares in SAGE. SAC then transferred one share of DRN, Inc to SAGE for each of the outstanding shares of SAC, which were subsequently cancelled. The terms of the acquisition then required SAGE to transfer 500,000 shares of its Common Stock, $0.001 par value to SAC, which were used to acquire the DRN, Inc. shares. The Agreement stipulates that 10% of the shares will be held in escrow subject to the terms of an escrow agreement executed simultaneously with the merger agreement.

         In addition, the Agreement requires the payment of "earn-out shares" on July 15, 2001 and January 15, 2002, to the shareholders of record at the closing date. These shares of SAGE's Common Stock are contingent on the performance of DRN, Inc. The total fair market value of the "earn out shares" to be issued is limited to $1,500,000 of which only $500,000 may be paid out as of July 15, 2001, and is based upon DRN, Inc.'s net revenues being equal to such amount for the 12 months ending December 31, 2001. The fair market value of the SAGE stock shall be based on the average of the closing bid and asked prices for the five trading days immediately preceding the earn-out.

         Further, in the event that the net revenue, as defined in the acquisition agreement, of DRN, Inc. exceeds $2,000,000 and the gross margin is at least 20%, SAGE will distribute to the shareholders of record at the closing date, an additional 20,000 shares for each full $100,000 of excess net revenue.

         The acquisition agreement also contains a consulting agreement between SAGE and an unrelated individual for compensation, in stock, for helping to identify and arrange the purchase of DRN, Inc. The agreement calls for the consultant to be paid a number of shares equal to 5% of the final number of shares paid for DRN, Inc. This includes the "earn-out shares" as well as any shares that may be issued under the "bonus" option. SAGE will issue these shares during its year ending 2001.

2.       MANAGEMENT ASSUMPTIONS

         General provision - The financial statements used in the pro forma statements are the audited statements of DRN, LLC. DRN, LLC was converted to a regular corporation on the day of the

Solomon Alliance Group, Inc. and Subsidiaries and DRN, LLC
Notes to Pro Forma Condensed Combined Statements of Operations (Continued) Years ending December 31, 2000 and 1999


2.       MANAGEMENT ASSUMPTIONS (CONTINUED)

         transaction. Under the circumstances the statements of earnings for DRN, LLC represent the historical activity of DRN, Inc. since only the entity form changed, and not the entity itself.

         During the nine days prior to December 31, 2000, DRN, Inc. had no earnings. SAGE will reflect this transaction in its balance sheet dated December 31, 2000 to be filed with its form 10KSB.

         Income Taxes - For purposes of the pro forma statements it has been assumed that SAGE and DRN, Inc. would file consolidated income tax returns. Any amounts that had been capitalized as start-up costs, for SAGE tax purposes, would be allowed to the extent of DRN, Inc.'s income and therefore no federal or state taxes would be required.

         Related Party Transactions - There are no related transactions between DRN, Inc. and SAGE that would require elimination for combining the historical statements of operations.

3.       COSTS OF ACQUISITION

         The costs of the acquisition of DRN, Inc. by SAGE will be reflected in the financial statements of SAGE for the year ending December 31, 2000. The expenses of this transaction total approximately $18,800.

4.       GOODWILL

         SAGE anticipates that once the purchase price of DRN, Inc. has been finally determined, there will be an amount charged to goodwill. Since the price is contingent on DRN, Inc.'s performance the goodwill is not presently ascertainable. However, according to the acquisition agreement the amount of the contingent purchase price will not exceed $1,500,000, except for bonus distributions, which are less likely to occur. That amount when combined with the deferred acquisition credits of the company will produce approximately $1,400,000 of goodwill. Since DRN, Inc. is in a high tech industry, the amortization period for the goodwill will be over a 10 year period. This would produce a $140,000 annual write-off for the intangible. No adjustment has been made to the pro forma statements for goodwill.

5.       SALARIES, TAXES AND BENEFITS

         As part of the acquisition agreement DRN, Inc. entered into an employment agreement with an employee of Denwa Communications, Inc, a related party, to become an employee of DRN, Inc. The addition of this person will have the effect of reducing the amount of monies paid as management fees to Denwa Communications, Inc. Per the agreement the salary will be $78,000 plus payroll taxes and benefits, which SAGE anticipates to be an additional $16,500. These amounts are reflected in the adjustments column of the pro forma financial statements.

         (b)      Pro forma financial information.

         INCLUDED IN FINANCIAL STATEMENTS.

         (c)      Exhibits.

99.1 Copy of the Merger Agreement dated as of December 22, 2000 between (i) Holger Dietze, Trevor Dearman, Sossina Tafari, Lijun Niu and Tyler Olkin, (ii) DRN Inc., (iii) Solomon Alliance Group, Inc., and (iv) Solomon Acquisition Corp.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SOLOMON ALLIANCE GROUP, INC.
                                                  (Registrant)



Date  January 8, 2001               By
    ---------------------             ----------------------------------
                                         Thomas I. Weston, Jr., CEO